SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported event): April 4, 2011

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200

Atlanta Georgia 30328

(Address of Principal Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 4, 2011, Beazer Homes USA, Inc. issued a press release which announced that the Company is expanding beyond new home sales with the introduction of its Pre-Owned Homes Division. Beginning in the Phoenix market, the new division is charged with acquiring, improving and renting recently built, previously owned homes within select communities in markets in which the Company currently operates. By augmenting the sale of newly constructed homes with rental options of previously owned homes, Beazer expects to appeal to a broader range of consumers. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: April 4, 2011	By:	/s/ Kenneth F. Khoury
Kenneth F. Khoury
Executive Vice President and
General Counsel